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                                                                 Exhibit 10.11.1


                            FIRST AMENDMENT TO THE
                        JOHN HANCOCK FINANCIAL SERVICES
                      1999 LONG-TERM STOCK INCENTIVE PLAN
                      -----------------------------------


     John Hancock Financial Services, Inc. (the "Company") hereby amends and restates Section 5 of the John Hancock Financial Services 1999 Long-Term Stock Incentive Plan (the "Plan"), pursuant to Plan Section 9, effective as of January ___, 2000, as follows:


     SECTION 5: ELIGIBILITY

     The following persons who are key to the Company Group's long-term success shall be eligible to be selected by the Committee to receive an Award under the Plan: (i) employees of any member of the Company Group; (ii) general agents who provide, and employees of any general agency which provides, services to (including the sale of products of) any member of the Company Group; and (iii) insurance agents or brokers who are exclusive agents or brokers of the Company or its subsidiaries, or its subsidiaries, or who derive more than 50% of their annual income from the Company Group.


     IN WITNESS WHEREOF, the Company has caused this instrument of amendment to be executed as of this ___ day of January, 2000.


                                        JOHN HANCOCK FINANCIAL SERVICES, INC.


                                        By:
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